SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 5, 2001
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
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               (Exact name of Registrant as specified in charter)



     Delaware                          0-1665                 36-2476480
  ---------------              --------------------      ---------------------
(State or other jurisdiction  (Commission File No.)      (IRS Employer
incorporation)                                           Identification Number)

                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------



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Item 5.           Other Events


        On December 5, 2001 and December 12, 2001, DCAP Group, Inc. (the "Company") issued press releases (the "Press Releases") announcing that, at the annual meeting of stockholders of the Company, the stockholders of the Company reelected the directors of the Company and approved certain proposals, as more particularly described in the Press Releases, which are attached hereto as Exhibits 99.1 and 99.2.


Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.

        (c)       Exhibits.
                  --------

                  99.1     Press Release, dated December 5, 2001
                  99.2     Press Release, dated December 12, 2001


                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DCAP GROUP, INC.


Dated:   December 12, 2001
                                         By: /s/ Barry Goldstein
                                             ---------------------------------
                                             Barry Goldstein
                                             President




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                                                                Exhibit 99.1


FOR IMMEDIATE RELEASE

Contact:     Barry Goldstein
                  Chief Executive Officer
                  DCAP Group, Inc.
                  (516) 374-7600

               DCAP GROUP, INC. ANNOUNCES APPROVAL OF PROPOSALS AT
                         ANNUAL MEETING OF STOCKHOLDERS


     December 5, 2001, Hewlett, New York -- At the annual meeting of stockholders of DCAP Group, Inc. (OTC BB: DCAP. OB), the stockholders of the Company reelected the directors of the Company and approved the following proposals:

                  1. the sale by the Company and its subsidiaries of assets, which may constitute, under Delaware law, substantially all of the Company's assets;
                  2. an increase in the number of common shares authorized to be issued pursuant to the Company's 1998 Stock Option Plan from 2,000,000 to 3,000,000;
                  3. an increase in the number of authorized common shares of the Company from 25,000,000 to 40,000,000; and
                  4. an amendment to the Certificate of Incorporation of the Company to broaden its corporate purposes to include any lawful act or activity for which corporations may be organized under Delaware law.


About DCAP:

     DCAP is the largest chain of independent retail insurance stores in the Northeast. The Company is building the DCAP franchise into a community-based, one-stop financial services center offering retail customers the most competitive rates on a complete portfolio of insurance and personal financial products, including income tax preparation and premium financing. DCAP currently provides car, motorcycle, homeowner, business and life insurance products from many major carriers, to over 200,000 customers in the five boroughs of New York City, Long Island, Westchester, Rockland, and Dutchess Counties, New York, and New Jersey.



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                                                               Exhibit 99.2
FOR IMMEDIATE RELEASE

Contact:          Barry Goldstein
                  Chief Executive Officer
                  DCAP Group, Inc.
                  (516) 374-7600

               DCAP GROUP, INC. ANNOUNCES APPROVAL OF PROPOSAL AT
                         ANNUAL MEETING OF STOCKHOLDERS


     December 12, 2001, Hewlett, New York -- DCAP Group, Inc. (OTC BB: DCAP. OB) announced that, at its annual meeting of stockholders, the stockholders of the Company also approved a proposal to amend the Certificate of Incorporation of the Company to provide for the authority to issue up to 1,000,000 preferred shares.

About DCAP:

     DCAP is the largest chain of independent retail insurance stores in the Northeast. The Company is building the DCAP franchise into a community-based, one-stop financial services center offering retail customers the most competitive rates on a complete portfolio of insurance and personal financial products, including income tax preparation and premium financing. DCAP currently provides car, motorcycle, homeowner, business and life insurance products from many major carriers, to over 200,000 customers in the five boroughs of New York City, Long Island, Westchester, Rockland, and Dutchess Counties, New York, and New Jersey.







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